ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES

THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION

OF MANAGEMENT FEES ("Assignment") is made as of December 30, 2014, by HARTMAN ENERGY LLC, a Delaware limited liability company, having its principal place of business at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Borrower"), to U.S. BANK  NATIONAL ASSOCIATION, AS TRUSTEE  FOR MORGAN STANLEY CAPITAL  I  INC., COMMERCIAL  MORTGAGE  PASS-THROUGH  CERTIFICATES,  SERIES 201 l -C3, having an address at c/o Wells Fargo Commercial Mortgage Servicing, 1901 Harrison Street, 2nd Floor, Oakland, CA 94612, MAC # A0227-020 ("Lender"), and is acknowledged and consented to by HARTMAN INCOME REIT MANAGEMENT, INC., a Texas corporation, having its principal place of business at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Property Manager").

RECITALS

A.

Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company ("Original Lender"), Lender's predecessor in interest, made a loan to BRI 1841 Energy Plaza, LLC, a Delaware limited liability company ("Original Borrower"), in the original principal amount of $10,900,000.00 (the "Loan"), under the terms  and  provisions  set fo1ih in the following loan documents, all of which are dated as of May 20, 2011, unless otherwise noted:

1.

Promissory Note (the "Note") in the original principal amount of the Loan, made by Original Borrower and payable to Original Lender;

2.

Loan Agreement (the "Loan Agreement") by and between  Original  Borrower and Original Lender; and

3.

Deed of Trust, Assignment of Leases and Rents and Security Agreement (the "Security Instrument") executed by Original Borrower, as trustor, for the benefit of Original Lender, as beneficiary, which secures the Note and other obligations of Original Borrower and which was recorded on May 24,  2011,  in  Volume 14873, Page 2330, in the Official Records of Bexar County, Texas. The land, improvements and other real property which are subject to the Security Instrument are hereinafter defined as the "Property" and the equipment, machinery and other personal property which are subject to the Security Instrument are hereinafter referred to as the "Collateral."

The above documents, including any prior amendments thereto, together with all other documents evidencing and/or securing the Loan and this Agreement are hereinafter collectively defined as the "Loan Documents."

B.        Original Borrower has sold and conveyed the Property and the Collateral to Borrower, or is about to sell and convey the Property and the Collateral to Borrower, and both parties

US2008 6139992 2

desire to obtain from Lender a waiver of any right Lender may have under the Loan Documents to accelerate the maturity date of the Note by virtue of such conveyance.

C.

Subject to the terms and conditions of that certain Assumption Agreement of even date herewith among Borrower, Original Borrower, Lender and others (the "Assumption Agreement"), Lender is willing to waive any right of acceleration of the maturity date of the Note upon assumption by Borrower of the obligations of Original Borrower under the Loan Documents.

D.

Pursuant to a certain Real Property and Company Management Agreement dated on or about the date hereof between Borrower and Property Manager (the "Management Agreement") (a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Borrower has employed or intends to employ Property Manager exclusively to rent, lease, operate and manage the Property and Property Manager is entitled to certain management fees (the "Management Fees") thereunder.

E.

Lender requires as a condition to the willingness of Lender to consent to the assumption of the Loan in accordance with the Assumption Agreement that Borrower assign the Management Agreement and Property Manager subordinate its interest in the Management Fees in lien and payment to the Security Instrument as set forth below.

For good and valuable consideration the parties hereto agree as follows:

1.

ASSIGNMENT       OF      MANAGEMENT       AGREEMENT.          As    additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Management  Agreement, said transfer and assignment to automatically become a present, unconditional   assignment, at Lender's option, in the event of a default by Borrower under the Note, the Loan Agreement, the Security Instrument or any of the other Loan Documents, including, but not  limited to escrow agreements, and the failure of Borrower to cure such default within any applicable grace period ("Event of Default").

2.

SUBORDINATION   OF  MANAGEMENT   FEES.    The  Management  Fees  and all rights and privileges of Property Manager to the Management Fees are hereby and shall at all times continue to be subject and unconditionally subordinate in all respects in lien and payment to the lien and payment of the Security Instrument, the Note, the Loan Agreement and the other Loan Documents and to any renewals, extensions, modifications, assignments,  replacements, or consolidations thereof and the rights, privileges, and powers of Lender thereunder.

3.

TERMINATION. At such time as the Loan is paid in full and the Security Instrument is released or assigned of record, this Assignment and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate.

4.

ESTOPPEL;     AUTHORITY.

Property Manager represents and warrants that

(a) the Management Agreement is in full force and effect and has not been modified, amended or assigned with respect to the Property, (b) neither Property Manager nor Borrower is in default under any of the terms, covenants or provisions of the Management Agreement with respect to the Property and Property Manager knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement with respect to the Property, (c) neither Property Manager nor Borrower has commenced any action or given or received any notice for the purpose of terminating the Management Agreement with respect to the Property and (d) the Management Fees and all other sums due and payable to the Property Manager under the Management Agreement have been paid in full with respect to the Property. Property Manager is a corporation duly organized and validly existing in good standing under the laws of the State of Texas. The entity or individual executing this Assignment on behalf of Property  Manager has full power and authority to enter into this Assignment.

5.

BORROWER'S COVENANTS. Borrower hereby covenants with Lender that during the term of this Assignment: (a) Borrower shall not transfer the responsibility for the management of the Property from Property Manager to any other person or entity without prior written notification to Lender and the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion; (b) Borrower shall not terminate or amend any of the terms or provisions of the Management Agreement  without the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion; and (c) Borrower shall, in the manner provided for in this Assignment, give notice to Lender of any notice or information that Borrower receives which indicates that Property Manager is terminating the Management Agreement or that Property Manager is otherwise discontinuing its management of the Property.

6.

AGREEMENT  BY BORROWER  AND PROPERTY   MANAGER.   Borrower and Property  Manager  hereby  agree  that,  notwithstanding  anything  to  the  contrary in the Management Agreement: (a) upon the occurrence of an Event of Default during the term of this Assignment,  at the option of Lender  exercised  by written notice to  Borrower and Property Manager: (i) all rents, security deposits, issues, proceeds and profits of the Property collected by Property Manager, after payment of all costs and expenses of operating the Property (including, without limitation, operating expenses, real estate taxes,  insurance premiums and repairs and maintenance, shall be applied in accordance  with   Lender's written directions to Property Manager; (ii) Property Manager shall not collect or be entitled to any Management Fee or other fee or commission due under the Management  Agreement following termination thereof; and

(iii) Lender may exercise its rights under this Assignment and may immediately terminate the Management Agreement and require Property Manager to transfer its responsibility for the management of the Property to a management company selected by Lender in Lender's sole and absolute discretion; (b) the maximum property management fee under the Management Agreement shall not exceed 5%; and (c) the Management Agreement shall terminate following thirty (30) days prior written notice of such intention to terminate the Management Agreement given by either Borrower or Property Manager.

7.

LENDER'S  RIGHT TO REPLACE  PROPERTY MANAGER.   In addition to the foregoing, in the event that (a) Property Manager becomes insolvent, or (b) an Event  of Default occurs, Lender may exercise its rights under this Assignment and direct Borrower  to terminate the Management Agreement and to replace Property Manager with a  management company acceptable to Lender in Lender's sole and absolute discretion.

6.

8.

RECEIPT   OF   MANAGEMENT    FEES.     Borrower  and  Property   Manager hereby agree that Property Manager shall not be entitled to receive any Management  Fees or other fee, commission or other amount payable to Property Manager under the  Management Agreement for and during any period of time that any Event of Default has  occurred and is continuing; provided, however, that Property Manager shall not be obligated to return or refund to Lender any Management Fee or other fee, commission or other amount  already received by Property Manager prior  to the occurrence of the Event of Default,  and  to which Property Manager was entitled under this Assignment.

9.

CONSENT   AND   AGREEMENT    BY   PROPERTY    MANAGER.     Property Manager hereby acknowledges and consents to this Assignment and agrees that   Property Manager will  act in conformity with the provisions  of this Assignment  and  Lender's rights hereunder or otherwise  related  to  the  Management  Agreement.  In  the   event that the responsibility  for the management  of the Property  is transferred  from  Property Manager in accordance  with the provisions  hereof, Property Manager shall, and  hereby agrees to, fully cooperate in transferring its responsibility to a new management  company and effectuate such transfer no later than thirty (30) days from the date the  Management Agreement is terminated. Further, Property Manager hereby agrees (a) not to contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management  Agreement or otherwise discontinue its management of the Property.

10.

AFFILIATION. Borrower and Property Manager hereby represent to Lender that Property Manager is an affiliate of Borrower.

11.

GOVERNING LAW. This Assignment shall be deemed to be a contract entered into pursuant to the laws of the state in which the Property is located and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located.

12.

NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery  with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

Ifto Borrower:

Hartman Energy LLC 2909 Hillcroft, Suite 420

Houston, Texas 77057 Attn: Louis T Fox, III Telephone: (713) 467-2222

Facsimile: (713) 973-8912

Ifto Lender:

c/o Wells Fargo Bank, National Association

1901 Harrison Street, 211d Floor Oakland, California 94612

Attention: Commercial Mortgage Servicing Facsimile: (877) 402-4352

Ifto Property Manager:

Hartman Income REIT Management, Inc.

2909 Hillcroft, Suite 420

Houston, Texas 77057 Attention: Allen R. Hartman Telephone: (713) 467-2222

Facsimile: (713) 973-8912

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 12, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in San Francisco, California.

Any party by notice to the others may designate additional or different addresses for subsequent notices or communications.

13.

NO ORAL CHANGE. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

14.

LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

15.

INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

16.

HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

17.

DUPLICATE ORIGINALS; COUNTERPARTS. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

18.

NUMBER  AND  GENDER.   Whenever the context may require, any pronouns used herein shall include the corresponding masculine,  feminine or neuter  forms,  and the singular form of nouns and pronouns shall include the plural and vice versa.

19.

MISCELLANEOUS.

(a)

Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b)

Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in house staff or otherwise.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY  LEFT BLANK]

IN   WITNESS

WHEREOF

Borrower   and   Property   Manager

have   executed

this Assignment as of the date first written above.

BORROWER:

HARTMAN ENERGY LLC, a Delaware limited liability company

By:  Hartman Income REIT Management, Inc., a

BY AL HARTMAN

Texas corporation, its manager

Title:

President

[signatures continued on next page]

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PROPERTY  MANAGER:

HARTMAN  INCOME REIT MANAGEMENT,

INC., a Texas corporation

EXHIBIT A MANAGEMENT AGREEMENT

REAL PROPERTY AND COMPANY MANAGEMENT AGREEMENT

THIS REAL  PROPERTY  AND COMPANY  MANAGEMENT  AGREEMENT  ("Agreement")

is effective as of the 8th day of September, 2014, by and between Hartman Energy LLC, a Delaware limited liability company ("Company"), and Hartman Income REIT Management, Inc., a Texas corporation  ("Manager").

ARTICLE I AGENCY; TERM

A.

Appointment/Acceptance. Company hereby appoints Manager, and Manager hereby accepts appointment, on the terms and conditions hereinafter provided, as exclusive managing and leasing agent for all properties acquired by Company. All properties acquired by Company which from time to time are subject to this Agreement are hereinafter referred to collectively as the "Properties" and individually as the "Property."

B.

Term. Subject to IV below, the term of this Agreement (the "Term") shall be a period of one ( I ) year from the date first set forth above and thereafter shall be automatically extended on an annual basis unless terminated in writing by either Company or Manager at least thirty (30) days prior to the expiration of the Tenn or extension thereof.

ARTICLE II MANAGER'S DUTIES

A.

Property Management.

1.

Power and Authority. Manager shall have, and is hereby granted, full power and authority to exercise all functions and perform all duties in connection with the operation and management of the Properties, subject to the right retained by Company to supervise the activities of Manager pursuant to this Agreement. The power and authority of Manager shall include but not be limited to:

a.

Investigating, hiring, paying, supervising and discharging all personnel necessary or desirable, in Manager's good faith judgment, to be employed in connection with the maintenance and operation of the Properties. Compensation for the service of all such employees and the cost of worker's compensation insurance and any benefits with respect to such employees shall be an operating expense of the Properties. Manager, on behalf of Company, may employ affiliated persons or entities of Manager or Company (hereinafter "Affiliates") as long as such employment is at rates that do not exceed commercially reasonable rates that would be paid to an unaffiliated person or entity for similar services, supplies, materials or other such dealings. Manager is authorized to engage, on behalf of and at the expense of Company, professional persons (such as lawyers and accountants) and consultants (such as tax and energy consultants) to render services for the Properties.

b.

Maintaining business-like relations with tenants.

c.

Using good faith efforts to lease vacant space in the Properties and renew existing Jeac;;es with tenants in accordance with the current rental schedule from time to time submitted by Manager and approved by Company  (or in the absence of  such  current rental schedule approved by Company, at rents reasonably determined by Manager taking into consideration market factors then prevailing) and on such other terms and conditions as Manager in its sole discretion shall determine. Manager shall execute leases and rental agreements with tenants and agreements with concessionaires in Manager's name as agent for Company on such terms and conditions as Manager,  in its sole discretion,

a.

shall determine.   Manager shall have the right to reduce the rental rate by an amount up to ten percent ( 10%) of the rental rate stipulated on the then current rental schedule approved by Company (if any) if, in Manager's sole discretion, such reduction is necessary to expedite rental of such space under the competitive rental and economic conditions then prevailing.

d.

Collecting all monthly rentals and other charges due from tenants, all rents and other charges due from concessionaires, users of parking spaces and from users or lessees of other facilities in the Properties. Company hereby authorizes and directs Manager to request, demand, collect, receive and receipt for any and all charges or rents which may at any time be or become due to Company, and to take such legal action as necessary to evict tenants delinquent in payment of monthly rent and to take such legal action as necessary to collect any rentals owing from tenants.

e.

Causing the buildings, appurtenances and grounds on the Properties to be maintained according to customary industry standards including, but not limited to, landscaping, interior and exterior cleaning, painting and decorating, plumbing, steam fitting, carpentry and other normal maintenance and repair work or any extraordinary maintenance and repair work deemed necessary or desirable by Manager, in Manager's good faith judgment.

f.

Making contracts for water, electricity, gas, fuel, oil, telephone, pest control, trash removal, insurance and other necessary services as Manager shall deem necessary or desirable, in Manager's good faith judgment. Additionally, Manager shall place purchase orders for such equipment, tools, appliances, materials and supplies as are necessary or desirable, in Manager's good faith judgment, to properly maintain the Properties. All such contracts and orders may at Manager's choice be made in either the name of Manager or in the name of Company and shall be on such  terms and conditions as Manager deems advisable. Manager shall use good faith efforts to have  such contracts provide that Manager (or Company, as applicable) can terminate on thirty (30) days notice.

g.

Taking such action as may be necessary or desirable, in Manager's good faith judgment, to comply with any orders or requirements affecting the Properties issued by federal, state, county or municipal authority having jurisdiction over the Properties. Manager shall promptly notify Company of the receipt and contents of any such governmental orders or requirements.

h.

Causing to be disbursed or paid, from the monies collected from the operation of the Properties and such other monies as may or shall be advanced by Company to Manager:

(1) salaries and any other compensation or fees due and payable to Manager and employees of the Properties in connection with the management of the Properties and the cost of workers' compensation insurance with respect to such employees; (2) payments required to be made to the holders of any mortgages affecting the Properties; (3) current amounts due for premium charges under contracts of insurance for fire and other hazard insurance premiums and amounts due for ad valorem taxes or other assessments on the Properties; (4) sums otherwise due and payable in connection with the operation and management of the Properties, including but not limited to, utility bills, service bills, supply bills license fees and payroll taxes; (5) repair expenses, capital improvement costs and other sums retained for such reserves as Manager deems necessary or desirable, in Manager's good faith judgment, for the prudent management and operation of the Properties; and (6) the balance of funds, if any, shall be paid monthly to Company. Unless otherwise agreed to in writing by Manager and Company, such payments and disbursements shall be made by Manager in any order it may determine.

Company at all times shall have the right to supervise Manager in its performance of any or all of these activities. Company shall have the right, if it so elects, to direct Manager in the conduct of any of these activities. Absent any such direction from Company, Manager shall be entitled to perform its duties hereunder in accordance with its own good faith judgment.

2.

Agency; Payments. Except for the employment, supervision and discharge of personnel in connection with the maintenance and operation of the Properties, who shall be employees of Manager and  not of Company (although all costs with respect to such employees shall, to the extent allocable to the Properties, be deemed costs of the Properties), all action taken by Manager pursuant to the provisions of this Agreement shall be done as agent of Company and obligations or expenses incurred thereunder shall be for the account, on behalf and at the expense of Company, but any such actions may be taken or made either in Company's name or Manager's name. Any payments to be made by Manager hereunder shall be made out of such monies as are available from rentals and other collections from the Properties and such other monies as may be provided by Company. In the event anticipated disbursements for Properties expenses and Company management shall in any month be in excess of the anticipated revenues, Company agrees to advance sufficient funds to meet the obligations (including all costs with respect to the employees of the Properties described in II(A)(l )(a) hereof, including Affiliates, the Management Fee, reimbursement of expenses described in III(A) hereof, and fees and reimbursements due Manager for post-Exchange services described in III(B) hereof) within five (5) days after Manager's request. Manager shall not be obligated to make any advance to or for the account of Company or to pay any sum contemplated by this Agreement except out of funds held by Manager on behalf of Company or out of funds provided by Company to Manager, nor shall Manager be obligated to incur any liability of or for the account of Company without assurance or proof from Company that the necessary funds for the discharge thereof will be provided promptly.

3.

Bank Account. Manager shall establish and maintain, in a manner to indicate the custodial nature thereof, with a bank, whose deposits are insured by the Federal Deposit Insurance Corporation, a separate bank account as agent of Company for the deposit of rentals and collections from the Properties, which shall not be commingled by Manager with funds from other projects or other funds of Manager or its Affiliates. Manager has authority to draw thereon (a) for any payments to be made by Manager pursuant to the terms of this Agreement, (b) to discharge any liabilities or obligations incurred pursuant to this Agreement, (c) for the payment of the Management Fee described in III(A) hereof and the various expense reimbursements due Manager hereunder, and (d) for the payment of the fees and reimbursements due Manager for services described in IIl(B) hereof.

4.

Operating Budget. On or before December 1 of each year, Manager shall prepare and submit to Company for its consent an operating budget with respect to the Properties for the next ensuing calendar year (the "Budget"). If Company does not consent to the Budget submitted By Manager then, pending such consent or the submission to Manager by Company of an alternative Budget, Manager shall be authorized to rely on the Budget for the prior year, but with a four percent (4%) increase in each line item.

5.

Discretion. Manager shall have and is hereby granted sole and complete discretion to exercise the powers and functions granted herein and Manager shall not be required  to consult with Company or obtain Company's approval before taking any action permitted hereunder; provided, however, except in cases of emergency, Manager shall not incur any obligation  in excess of

$10,000.00 without the consent of Company. The approval by Company of a Budget shall be deemed the consent of Company to the expenses indicated on such Budget. For these purposes, an "emergency" shall be deemed to exist if in the good faith judgment of Manager, prompt maintenance or repairs are needed in order to prevent death, bodily injury or material property damage.

6.

Records. Manager shall maintain, or cause to be maintained, books of account of all receipts and disbursements from the management of the Properties. Manager shall provide monthly statements to Company containing occupancy information and collection and disbursement reports. Manager shall allow Company's accountant or other representatives to review the books and records of the Properties during reasonable business hours. Manager also shall provide Company with an annual report for the Properties containing information about occupancy and receipts and disbursements for the immediately preceding calendar year.

1.

B.

Company Management.

1.

Administrative Services. Manager shall perfonn the following administrative services for the Company:

a.

Forwarding to the Company, within a reasonable time after receipt thereof, all statements, reports and other infonnation to be sent to them pursuant to this Agreement or as required by law.

b.

Forwarding to the Company, within a reasonable time after receipt thereof, checks of Company, payable to the order of the shareholders of Company, representing cash distributions to be made pursuant to this Agreement. All statements, reports, other  information and checks that are to be forwarded to the Company, as aforesaid, shall be deemed to have been so forwarded when the same are deposited in the United States mail addressed to the addresses set  forth in the Company's stock register, respectively, or at such other addresses of which Manager has been notified in writing.

ARTICLE ID COMPENSATION OF MANAGER

A.

Property Management.

1.

Management Fee. Company shall pay to Manager, as base compensation for Manager's duties and obligations under this Agreement, a management fee (the "Management  Fee") equal to five percent (5%) of the Effective Gross Revenues (as hereinafter defined) monthly, within ten

(10) days after the end of each calendar month, based upon the Effective Gross Revenues during said calendar month. For purposes of this Agreement, "Effective Gross Revenues" shall mean all payments actually collected from tenants and occupants of the Properties, exclusive of (a) security and deposits (unless and until such deposits have been applied to the payment of current or past due rent) and (b) payments received from tenants in reimbursement of expenses of repairing damage caused by tenants.

2.

Leasing Fee. Property Manager or an Affiliate shall receive, for its services in leasing the Property in accordance with the tenns of this Agreement, a leasing commission (the "Leasing Commission") six percent (6%) in San Antonio, of the total lease consideration for any lease (or the total lease consideration of any increase in the amount of space occupied by a tenant) entered into during the tenn of this Agreement four percent (4%) in San Antonio with respect to any renewals or renegotiation entered into during the tenn of this Agreement. One-half of the Leasing Commission shall be payable upon execution of the applicable lease and the remainder shall be paid upon occupancy. The total lease consideration of the lease shall be calculated by totaling the minimum monthly rent (or similar rent) for the tenn (or renewal term if a renewal of the lease). The tenn of the lease shall be exclusive of option periods. Any leasing fees due to outside procuring leasing agents, or brokers representing a Tenant, will be paid by the Property Manager from these commission, up to 3% of the total lease consideration for any lease (or the total lease consideration of any increase in the amount of space occupied by any tenant) and 2% of the total lease consideration of any renewals. If another broker represents the tenant, then Property Manager may cooperate with that broker on terms and conditions acceptable to the Property Manager as described in the prior sentence. After the outside leasing agent or broker receives their portion of the Leasing Commission, the company will receive no less than two percent (2%) of the Leasing Commission. In the event mentioned in the prior sentence, Leasing Commission will exceed six percent (6%) in San Antonio.

3.

Construction Management Fee. In the event that Manager supervises the construction  or  installation  of tenant  improvements to the Properties,  Company  shall pay  Manager  a

1.

construction management  fee equal to 5% of the costs of the construction  or installation  of the tenant improvements.

4.

Reimbursement of Expenses. Company, within fifteen (15) days of a request by Manager, shall reimburse Manager for all reasonable and necessary expenses incurred or monies advanced by Manager in connection with the management and operation of the Properties. However, Manager shall  not be reimbursed for its overhead, including the salaries and expenses of employees relating to the management of the Properties except as expressly provided in II(A)(l )(a) hereof. Manager shall have no obligation to advance any of its own funds for the management of the Properties.

B.

Company Management. Manager shall perform the administrative services and  be entitled to all the fees and reimbursements otherwise due the Company as provided in this Agreement, including but not limited to the items set forth below in III(B).

1.

Management and Other Services. Company will pay Manager a management fee of one percent ( 1%) of the Effective Gross Revenues from the Properties for managing the day-to-day affairs of Company, and providing the administrative services described in II(B). Such fee shall be payable monthly within ten (10) days after the end of each calendar month, based upon the Effective Gross Revenues during such calendar month. The foregoing fee shall be payable only from net cash flow from the Property after payment of all sums then due to the holder of the mortgage on the Property.

2.

Reimbursements and Expenses. Company will reimburse Manager for the actual cost to Manager or its Affiliates of goods, materials and services furnished or performed by unaffiliated parties. However, no payment will be made to Manager for Manager's overhead expenses, except as specifically provided in Il(A)( J )(a) hereof. In the event that Manager or an Affiliate thereof advances funds to Company or directly pays Company's expenses, they shall be fully reimbursed by Company.

Company:

3.

Payment of Expenses of Company.  Company will pay the following expenses of

1.

a.

Expenses of Company administration, including all accounting, documentation, professional and reporting expenses of Company, which may include, but are not limited to: (1) preparation and documentation of bookkeeping, accounting and audits; (2) preparation and documentation of budgets, economic surveys, cash flow projections and working capital requirements; (3) preparation and documentation of Company state and federal income tax returns; (4) printing, engraving, and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration, and recording of documents evidencing ownership of shares in Company or in connection  with  the business of Company; (5) expenses of insurance; (6) expenses in connection with  distributions  of dividends made by Company to, and communications, bookkeeping and clerical work necessary in maintaining relations with, shareholders of Company, including the cost of printing and mailing to such persons of reports, and of preparation of proxy statements and solicitations of proxies in connection therewith, and the corresponding expenses in connection therewith; (7) corresponding expenses in connection with preparing and mailing reports required to be furnished to shareholders of Company for investor, tax reporting, or other reasonable business purposes, or expenses associated with furnishing reports to shareholders of Company as Manager deems to be in the best interests of Company; (8) expenses of revising, amending, converting, modifying or terminating Company; (9) costs incurred in connection with any litigation in which Company is involved as well as any examination, investigation or other proceedings conducted by any regulatory agency of Company, including legal and accounting fees incurred in connection therewith; (10) costs of any computer equipment or services used for or by Company; (11) costs of any accounting,  statistical or bookkeeping equipment necessary for the maintenance of the books and records of Company; (12) costs of preparation and dissemination of information material and documentation relating to potential sale, refinancing or other disposition of Company; (13) supervision and expenses of professionals employed by Company in connection with any

a.

of the foregoing, including attorneys, accountants and appraisers; and (14) other Company accountants, and appraisers engaged by Manager for the benefit of Company and Company; and (15) other Company administration expenses directly and reasonable related to Company's operations or activities.

b.

Other expenses, necessary or desirable for the operation of the business of Company, in the reasonable discretion of Manager.

C.

Miscellaneous. The fees and reimbursements set forth in III are cumulative; and the obligations of Company pursuant to III shall survive the termination of this Agreement.

ARTICLE IV TERMINATION

A.

Termination. Notwithstanding anything herein to the contrary, but subject  to  fV(B) below, Manager and Company shall each have the right, without cause or penalty and upon thirty (30) days' prior written notice to the other party, to terminate this Agreement in its entirety or as to a specific Property or Properties with the mutual consent of Company and Manager.

B.

Default. Notwithstanding anything herein to the contrary, either party shall have the right (without limitation of its other rights and remedies) to terminate this Agreement in the event of a default by the other party if such default is not cured within ten (10) days after written notice is given to the other party (provided that if such default cannot reasonably be cured within such ten (10) day period, the cure period shall be extended as may reasonably be required provided that the party obligated to cure such default endeavors with diligence to do so). Additionally, Company shall have the  right  (without limitation of its other rights and remedies) to immediately terminate this Agreement at any time upon written notice to Manager in the event of Manager's fraud, gross malfeasance, gross negligence or willful misconduct.

C.

Termination Payments. Upon termination in whole or as to any Properties, Company and Manager shall immediately account to each other with respect to all matters outstanding and all sums owing each other as of the effective date of termination. Manager shall be entitled to retain copies of such books and records pertaining to such Properties as Manager deems appropriate, provided Manager shall bear the cost of such photocopying.

ARTICLE V

INSURANCE; INDEMNIFICATION  OF MANAGER

A.

Insurance. Except as otherwise agreed in writing between the parties hereto, Manager shall maintain (subject to reimbursement as an expense of the Properties) all risk casualty insurance, and public liability insurance for the Properties with a broad form comprehensive general liability endorsement, in such amounts as Manager may deem appropriate. Any and all other insurance maintained for the Properties shall be the sole responsibility of Company. Each party shall provide the other with copies of all insurance policies maintained by such party with respect to the Properties.

B.

Indemnification. Manager shall have no liability to Company for any loss suffered by Company which arises out of any action or inaction of Manager if Manager, in good faith, determined that such course of conduct was in the best  interest of Company and such course of conduct did not constitute gross negligence or  willful misconduct of  Manager. Company shall  indemnify  Manager against all claims, actions, damages, losses, judgments, liabilities, costs and expenses (including attorneys' fees) and amounts paid in settlement of any claims sustained by Manager in connection with the management of the Properties and the management services provided pursuant to this Agreement, provided that the same were not the result of gross negligence or willful misconduct on the part of Manager  (collectively,  "Unauthorized  Acts").   Manager  shall  indemnify  Company against  all claims,

A.

actions, damages, losses, judgments, liabilities, costs and expenses (including attorneys' fees) and amounts paid in settlement of any claims sustained by Company arising out of or in connection with Unauthorized Acts. Indemnities herein contained shall not apply to any claim with respect to which the indemnified party is covered by insurance, provided that the foregoing exclusion does not invalidate the indemnified party's insurance coverage. The indemnification provisions set forth herein shall survive termination of this Agreement.

C.

Waiver. Notwithstanding anything herein to the contrary, each party hereby waives any claim against the other to the extent recoverable by insurance carried or required to be carried by the claimant hereunder.

ARTICLE VI MISCELLANEOUS

A.        Binding   Obligation:   Assignment.    This  Agreement  shall  inure  to  the  benefit  of  and constitute a binding  obligation  upon  the  parties  hereto  and  their  respective  successors  and  assigns. Subject to VI(G), no party may assign its rights or delegate its duties hereunder without the prior written consent of the other party, such consent not to be unreasonably withheld.

B.

Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters set forth herein, and shall not be changed, modified or amended, except by an instrument in writing after this date signed by both of the parties hereto with the same formalities as the execution of this Agreement.

C.

Relief. Company and Manager each shall be entitled to injunctive and other equitable relief to enforce the provisions of this Agreement.

D.

Competitive Activities. Manager (and any Affiliate) may acquire, own, promote, develop, operate and manage real property (or any one or more of the foregoing) on its own behalf or on behalf of any other person or entity. Manager (and any Affiliate), notwithstanding the existence of this Agreement, may engage in any activity it so chooses, whether such activity is competitive with the Properties or Company or otherwise, without having or incurring any obligation to offer any interest in such activities to Company. Neither this Agreement nor any activity undertaken pursuant hereto shall prevent Manager (and any Affiliate) from engaging in such activities or require Manager (and any Affiliate) to permit Company to participate in such activities, and, as a material part of the consideration for Manager's execution hereof, Company hereby waives, relinquishes and  reserves  any such right or claim of participation.

E.

Time Obligation. Manager shall not be required to spend all of its time in the performance of its duties hereunder, but, rather, shall spend such time as it deems reasonably necessary for the business-like management of the Properties.

F.

Notices. Notices or other communications required or permitted to be given hereunder shall be deemed duly made or given, as the case may be, if in writing, signed by or on behalf of the person making or giving the same, and shall be deemed completed upon the first to occur of receipt or two (2) days after deposit in the United States mail, first class, postage prepaid, addressed to the person or persons to whom such offer, acceptance, election, approval, consent, certification, request, waiver,  or notice is to be made or given, at their respective addresses:

Ifto  Company:

Hartman Energy LLC 2909 Hillcroft, Suite 420

Houston, Texas  77057 Attention:  Allen R. Hartman

Ifto  Manager:

Hartman Income REIT Management, Inc.

2909 Hillcroft, Suite 420

Houston, Texas  77057 Attention:  Allen R. Hartman

or,  in  any  case, at  such  other address  as  shall have  been  set forth  in  a notice  sent pursuant  to the provisions of this paragraph.

G.

Consents; Approval. Wherever in this Agreement the consent or approval of a party is required, such consent  or approval shall  not be withheld unreasonably (except as expressly set forth herein to the contrary) and shall be deemed to have been given if the party whose consent or approval is requested does not notify in writing the party requesting such consent or approval otherwise within ten ( I 0) days after receipt of a written request for such consent or approval.

H.

Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one instrument.

I. Situs. This Agreement and  the  rights  and  obligations  of the  parties  hereto  shall  be governed by and construed in accordance with the laws of the  State of Texas,  without regard to the conflict of laws provisions thereof.

J.     Headings.  Article and section titles or captions contained in this Agreement are inserted only as a matter of convenience and for reference and shall not be construed in any way to define, limit, extend or describe the scope of any of the provisions hereof.

K.         Definitions.   The words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

L.    Severability;  Invalidity.  Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

M.

Additional Instruments, Acts. Each of the  parties hereto shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the provisions hereof.

N.

Time.  Time is of the essence with respect to the dates set forth in this Agreement.

M.

IN WITNESS WHEREOF, the parties hereto have executed this Real Property and Company Management Agreement as of the date first above written pursuant to due authority.

COMPANY:

HARTMAN ENERGY, LLC,

a Delaware limited liability company

By:

MANAGER:

HARTMAN INCOME REIT MANAGEMENT, INC.,

Vice President

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